UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 18, 1996
                                                --------------------------------


                              CYCARE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)



     Delaware                          1-9815                    91-0842322
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(State or other jurisdiction        (Commission                (IRS Employer
 of incorporation)                  File Number)             Identification No.)



     Suite 1000, 7001 North Scottsdale Road, Scottsdale, Arizona           85253
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code   (602) 596-4300
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

                  On May 18, 1996, CyCare Systems, Inc. ("CyCare") signed an Agreement of Merger (the "Merger Agreement") with HBO & Company ("HBOC") whereby HBOC will acquire CyCare in a stock-for-stock transaction. The Company has issued a Press Release, a copy of which is attached hereto as Exhibit 99.1, describing the proposed acquisition.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)           Exhibits.

    Exhibit
    Number        Description                                            Page

    99.1          Press Release dated May 20, 1996                        4

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
                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CYCARE SYSTEMS, INC.


Date: May 31, 1996                              By:  /s/ Mark R. Schonau
                                                    ----------------------------
                                                     Chief Financial Officer

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